Loss on disposal of assets	12 Months Ended
Dec. 31, 2021
Loss on disposal of assets
Loss on disposal of assets

26. Loss on disposal of assets

	December 31, 2021	December 31, 2020
Other assets	$385,812	$-
Non-THC business (i)	2,070,689	-
Sale of licenses (ii)	(8,516)	-
	$2,447,985	$-

(i)

The Company became committed to a plan to sell its non-THC business in February 2021, which was acquired as part of the Caliva and OGE and LCV acquisitions (Note 3). As discussed in Note 16, the non-THC assets were tested for impairment and an impairment loss of $5,555,437 of goodwill was recognized and the remaining net assets were classified as held for sale. Subsequently, the Company disposed of these net assets for proceeds of $7,363,733, which comprised: (1) $4,318,537 of cash, (2) $885,722 of a promissory note (Note 7) and (3) $2,159,514 worth of common shares of Arcadia Wellness LLC (Note 8).

The Company recognized a net loss of $733,858, which is comprised of a loss on disposal of assets $2,070,689 offset by an associated deferred tax recovery of $1,336,831.

(ii)

During the year ended December 31, 2021, the Company sold 100% of the shares of its subsidiary, which was acquired as part of the Caliva and OGE acquisition on January 15, 2021 (Note 3). The assets were sold for proceeds of $250,000 in cash.

The Company recognized a net gain of $70,230, which is comprised of a gain on disposal of assets $8,516 and a deferred tax recovery of $61,714.

During the year ended December 31, 2021, the Company disposed of its investment in associate that was acquired in the Qualifying Transaction (Note 3). The investment was sold for $6,500,000 cash, resulting in $nil gain or loss on disposal.